November 1, 1995

                        U.S. GOVERNMENT MONEY FUND
                         A CLASS/CONSULTANT CLASS
                            (February 28, 1995)

                           DELAWARE CASH RESERVE
                     A CLASS/B CLASS/CONSULTANT CLASS
                              (May 30, 1995)

                           TAX-FREE MONEY FUND
                         A CLASS/CONSULTANT CLASS
                              (June 29, 1995)


 Supplement To Statements of Additional Information Dated As Noted Above


The following supplements the information that appears in the section of the Statement of Additional Information entitled "Systematic Withdrawal Plan" under the heading "Redemption":

Beginning November 1, 1995, shareholders may elect to have systematic withdrawals from their account processed on either the 1st or the 15th of the month or, if either the 1st or 15th is a holiday or weekend, the next business day.